SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


                    Amendment to Application or Report filed
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: April 30, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                    000-29217                95-4721385
----------------              ---------                ----------
(State or other        (Commission File Number)      (IRS Employer
jurisdiction of                                    Identification No.)
incorporation)



6171 W. Century Blvd. Suite 200 LA, CA                        90045
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

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Item 4.  Changes in Accountants

On April 4, 2003, in an email addressed to the controller of the registrant, Lichter, Weil & Associates, independent auditors to the registrant, resigned.


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During the past two years the audited financial statements of the registrant prepared by Lichter, Weil & Associates contained an adverse opinion that expressed that certain conditions indicated the Company might be unable to continue as a going concern. The prior principal accountant's report on the financial statement for either of the past two years did not contain a disclaimer of opinion, nor were the opinions qualified or modified as to uncertainty, audit scope, or accounting principles.


During the past two years, and the interim period since the date of the last audit, December 31, 2001, there has been no disagreement with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.


In March 2003, the former accountant advised the registrant of the need to expand the scope of its audit, that information had come to the accountant's attention during the time period covered by the audit then under way, that if further investigated, may have caused it to question management's representations or the information contained within its financial statements. Due to the accountant's resignation on April 4, 2003, concurrently with the preliminary assessments of, and the commencement of, the additional work required for an investigation, the accountant did not expand the scope of its audit or conduct such further investigation beyond such preliminary steps. Former accountant has furnished the registrant with a letter addressed to the Commission stating that it agrees with the statements made by the registrant in response to this Item 304(a).

The Audit Committee of the Board of Directors has approved the change of the accountant and on April 25, 2003, the registrant engaged the firm of Mendoza Berger & Company, LLP, Certified Public Accountants, as the principal accountant to audit the registrant's financial statements. The Audit Committee of the Board of Directors has approved the engagement of this firm as principal accountant. During the registrant's two most recent fiscal years, or any subsequent interim period, the registrant has not consulted the newly engaged accountant regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements nor has it consulted the newly engaged accountant regarding any matter that was either the subject of a disagreement or a reportable event.

                                   Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 30, 2003                        Accesspoint corporation
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                                      By:

                                          --------------------------------------
                                          William R. Barber
                                          President


     A. EXHIBITS

     The following Exhibits are incorporated herein by reference or are filed with this report as indicated below.

     Exhibit No.  Description
     -----------  -----------

16.0 Letter from Prior Principal Accountant